Our job is to be the best
Third Quarter 2009

 This presentation contains “forward-looking statements” within the meaning of the federal securities laws. These statements reflect management’s current views with respect to future events and are subject to risk and uncertainties. We note that a variety of factors and uncertainties could cause our actual results to differ significantly from the results discussed in the forward-
looking statements. Factors and uncertainties that might cause such differences include, but are not limited to: general economic, market, or business conditions; the opportunities (or lack thereof) that may be presented to us and that we may pursue; fluctuations in costs and expenses including the costs of raw materials, purchased energy, and freight; changes in interest rates;
current conditions in financial markets could adversely affect our ability to finance our operations;
demand for new housing; accuracy of accounting assumptions related to impaired assets, pension and postretirement costs, contingency reserves and income taxes; competitive actions by other companies; changes in laws or regulations; our ability to execute certain strategic and business improvement initiatives; the accuracy of certain judgments and estimates concerning the integration of acquired operations; and other factors, many of which are beyond our control.
Except as required by law, we expressly disclaim any obligation to publicly revise any forward-
looking statements contained in this presentation to reflect the occurrence of events after the date of this presentation.
 This presentation includes non-GAAP financial measures. The required reconciliations to
GAAP financial measures are included on our website, www.templeinland.com.

• Special items (after-tax)
 – $0.39 per share income related to alternative fuel mixture tax credits
 – $0.02 per share charge related to purchase and retirement of long-term debt
	Q3 2009	Q2 2009	Q3 2008
Net income per share	$ 0.61	$ 0.61	$ 0.03
Special items	(0.37)	(0.37)	(0.06)
Net income per share excluding special items	$ 0.24	$ 0.24	($ 0.03)

Third Quarter 2009 Consolidated Results

($ in Millions)
	Q3 2009	Q2 2009	Q3 2008
Revenues	$ 734	$ 762	$ 797
Costs and expenses	(640)	(671)	(747)
Segment operating income	$ 94	$ 91	$ 50
• 17.8% ROI
• Key drivers
 – Integration
 – Food and beverage customer orientation
 – Box plant transformation
 – PBL
 – Less downtime
Corrugated Packaging Segment

Q3 2009 vs. Q3 2008 Q3 2009 vs. Q2 2009
Virgin Fiber OCC Energy Chemicals Freight
• Input cost changes include the addition of the PBL
 mill in third quarter 2008
Key Input Cost Changes

TIN Average Box Price *
 * Average box price realization includes the impact of mix of business
2008
Q3 Q4 Q1 Q2 Q3
2009
Corrugated Packaging Segment

Box Shipments
 * Source: Fibre Box Association
2008
2009
Corrugated Packaging Segment

Matching Production to our Demand
• Q3 2009 downtime
 – 7,000 tons maintenance-related
 – 4,000 tons market-related
• Inventories
 – Down 9% from Q3 2008
• Q4 2009 maintenance downtime
 – 28,000 tons maintenance-related at Orange, Newport, and
 Ontario

($ in Millions)
	Q3 2009	Q2 2009	Q3 2008
Revenues	$ 151	$ 144	$ 179
Costs and expenses	(155)	(147)	(185)
Segment operating income (loss)	$(4)	$(3)	$(6)
Building Products Segment

Housing Starts
TIN EBITDA
2006
2007
2008
2,127
2009
868

Lumber
Price
2008
2009
 Q3 Q4  Q1 Q2 Q3
Volume
2008
2009
 Q3 Q4 Q1 Q2 Q3
Building Products Segment

Gypsum
Volume
2008
2009
 Q3  Q4  Q1  Q2 Q3
Price
 Q3 Q4  Q1 Q2 Q3
2008
2009
Building Products Segment

Particleboard
Volume
2008
2009
  Q3  Q4  Q1 Q2 Q3
 Q3 Q4  Q1  Q2  Q3
2008
2009
Building Products Segment

Third Quarter 2009 Financial Highlights
• Cash Flow
 – Cash provided by operations $188 million
• Balance Sheet
 – Long-term debt (including current portion) $879 million at 3Q-
 end, down $148 million vs. 2Q-end and $313 million year-to-
 date
 – Net debt $837 million at 3Q-end
• Liquidity
 – Unused borrowing capacity of $745 million at 3Q-end

Term Debt
1
($ In Millions)
Total Term Debt = $582 MM
Term Debt Maturity Profile as of Third
Quarter-End 2009

 Accounts
 Receivable Committed
 Securitization Credit
 Facility Agreements Total
($ In Millions)
Third Quarter-End 2009
Committed Credit Facilities
Committed $ 250  $ 825   $1,075
Less:
 Borrowings (225) (72) (297)
 Letters of credit -   (33) (33)

Unused borrowing capacity $ 25  $ 720  $ 745
Covenants (as specifically defined): 3Q-End, 2009
 Debt/total capital 48.7% 70% Max
 Interest coverage *  8.4x   3.0x Min
* Best 4 out of 5 trailing quarters.

Third Quarter 2009 Financial Highlights
• Expense related items
 – Interest expense $14 million in third quarter, down 33% vs.
 year ago
 – General & administrative expenses year-to-date down 10%
 vs. year ago
 – Share-based compensation $13 million in third quarter
 – Effective tax rate for the year remains unchanged at 39%

Our job is to be the best